Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
COMMON STOCKS — 96.2%
AUSTRALIA — 3.9%
Cochlear Ltd.	80,965	$11,567,362
SEEK Ltd.	450,099	6,943,436
Treasury Wine Estates Ltd.	631,089	4,054,914
		22,565,712
CHINA — 1.1%
Prosus NV*	68,630	6,334,771
FINLAND — 2.0%
Kone Oyj, B Shares	135,644	11,910,087
FRANCE — 7.3%
Kering	13,131	8,710,403
Legrand SA	55,594	4,428,050
LVMH Moet Hennessy Louis Vuitton SE	17,472	8,175,208
Remy Cointreau SA	59,766	10,909,263
Ubisoft Entertainment SA*	113,188	10,201,470
		42,424,394
GERMANY — 8.8%
adidas AG*	26,088	8,424,965
Bechtle AG	68,206	13,801,118
Nemetschek SE	67,386	4,925,357
Rational AG	4,351	3,412,809
Zalando SE*	220,159	20,569,552
		51,133,801
HONG KONG — 5.6%
AIA Group Ltd.	1,603,000	15,933,977
Jardine Matheson Holdings Ltd.	66,600	2,647,456
Jardine Strategic Holdings Ltd.	143,300	2,841,184
Techtronic Industries Co., Ltd.	851,500	11,321,295
		32,743,912
IRELAND — 2.4%
Kingspan Group PLC*	154,978	14,104,055
JAPAN — 24.4%
Denso Corp.	145,200	6,364,370
Kakaku.com, Inc.	303,400	7,998,809
Kao Corp.	117,800	8,843,336
Keyence Corp.	17,200	8,040,644
Murata Manufacturing Co., Ltd.	127,100	8,264,953
Nidec Corp.	109,400	10,259,307
Olympus Corp.	801,400	16,665,709
Pigeon Corp.	119,700	5,348,349
Shimano, Inc.	72,600	14,330,889
Shiseido Co., Ltd.	163,500	9,465,011
SMC Corp.	28,000	15,619,428
SoftBank Group Corp.	157,600	9,751,435
Sugi Holdings Co., Ltd.	53,000	3,747,303
Suzuki Motor Corp.	177,600	7,608,004
Sysmex Corp.	100,700	9,635,176
		141,942,723
NETHERLANDS — 3.1%
ASML Holding NV	48,123	17,775,443
NEW ZEALAND — 2.3%
Ryman Healthcare Ltd.	604,653	5,680,672
Xero Ltd.*	105,984	7,731,016
		13,411,688
PORTUGAL — 1.5%
Jeronimo Martins SGPS SA	549,707	8,839,545

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

	Shares	Value
SINGAPORE — 1.4%
United Overseas Bank Ltd.	583,289	$8,216,905
SPAIN — 1.8%
Industria de Diseno Textil SA	374,673	10,365,158
SWEDEN — 9.4%
Atlas Copco AB, A Shares	322,364	15,369,927
Atlas Copco AB, B Shares	20,524	856,547
Avanza Bank Holding AB	626,528	12,313,738
Epiroc AB, A Shares	61,598	892,324
Epiroc AB, B Shares	334,569	4,644,047
Investor AB, B Shares	139,255	9,096,104
Nibe Industrier AB, B Shares*	447,764	11,508,019
		54,680,706
SWITZERLAND — 1.6%
Compagnie Financiere Richemont SA	136,298	9,151,439
UNITED KINGDOM — 14.2%
ASOS PLC*	152,092	10,098,344
Auto Trader Group PLC	1,608,051	11,675,158
Burberry Group PLC	254,013	5,091,515
Hargreaves Lansdown PLC	603,483	12,139,432
HomeServe PLC	430,638	6,862,160
Intertek Group PLC	93,007	7,589,091
John Wood Group PLC*	726,992	1,996,017
Johnson Matthey PLC	223,006	6,776,730
Rightmove PLC	1,477,613	11,945,627
Trainline PLC*	1,148,091	5,354,688
Weir Group PLC (The)	175,280	2,821,663
		82,350,425
UNITED STATES — 5.4%
Mettler-Toledo International, Inc.*	19,460	18,793,495
Spotify Technology SA*	50,883	12,342,689
		31,136,184
Total Common Stocks
(cost $408,208,123)		559,086,948
PREFERRED STOCKS — 2.3%
GERMANY — 2.3%
Sartorius AG 0.10% (cost $4,487,602)	32,093	13,154,178
TOTAL INVESTMENTS — 98.5%
(cost $412,695,725)		$572,241,126
Other assets less liabilities — 1.5%		8,631,250
NET ASSETS — 100.0%		$580,872,376

*	Non-income producing security.

This report classifies issuers geographically by their country of risk. For compliance monitoring purposes, the Manager retains discretion to consider a number of factors in determining where a particular issuer is located, as described in further detail in each Fund’s prospectus.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.

Portfolio of Investments

September 30, 2020 (unaudited)

Baillie Gifford Developed EAFE All Cap Fund

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Trust’s own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities’ market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used as of September 30, 2020 in valuing the Fund’s investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks**	$34,548,993	$524,537,955	$–	$559,086,948
Preferred Stocks**	–	13,154,178	–	13,154,178
Total	$34,548,993	$537,692,133	$–	$572,241,126

**	Refer to Portfolio of Investments for further detail.

See previously submitted notes to the financial statements for the semi-annual period ended June 30, 2020.